SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT

                       Pursuant to Section 13 or 15(d) of
                     the Securities and Exchange Act of 1934


      Date of Report (Date of earliest event reported)  September 1, 2000



                            U.S. WIRELESS DATA, INC.
              ----------------------------------------------------
             (Exact name of registrant as specified in its charter)



        Colorado                     0-22848                     84-1178691
---------------------------      ---------------             -------------------
State or Other Jurisdiction     (Commission File               (IRS Employer
     of Incorporation              Number)                   Identification No.)


                              750 Lexington Avenue
                            New York, New York 10022
                          ------------------------------
                         (Address of principal executive
                           offices including zip code)

                                 (212) 750-7766
                          -----------------------------
                         (Registrant's telephone number,
                              including area code)


                                805 Third Avenue
                            New York, New York 10022
           -----------------------------------------------------------
          (Former name or former address, if changed since last report)

Item 5:   Other Events


     Effective September 1, 2000, we moved our principal executive offices from 805 Third Avenue, New York, New York 10022 to 750 Lexington Avenue, New York, New York 10022. We have entered into a ten (10) year lease for our new principal executive offices which consist of approximately 11,700 square feet. Our phone number remains the same at 212-750-7766.

                                   SIGNATURES


      Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


Dated: September 8, 2000

                                    U.S. WIRELESS DATA, INC.



                                    By:  /s/ Dean M. Leavitt
                                         -----------------------------------
                                         Dean M. Leavitt
                                         Chairman & Chief Executive Officer


































                                       3